Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of TOKEN COMMUNITIES LTD. (the “Company”) on Form 10-Q for the quarter ending March 31, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Alexander Lightman, Director and Chief Executive Officer (Principal Executive Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the quarter ending March 31st, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending March 31st, 2018, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2018	By:	/s/Alexander Lightman
Alexander Lightman
Director, Chief Executive Officer TOKEN COMMUNITIES LTD.